SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	[	]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2) )
☒	Definitive Proxy Statement
[	]	Definitive Additional Materials
[	]	Soliciting Material under Rule 14a-12

New Providence Investment Trust

(Name of Registrant as Specified In Its Charter)

__________________________________

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1. Title of each class of securities to which transaction applies:
2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4. Proposed maximum aggregate value of transaction:
5. Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:
3. Filing Party:
4. Date Filed:

NEW PROVIDENCE INVESTMENT TRUST

116 South Franklin Street

Rocky Mount, North Carolina 27804

(800) 773-3863

December 28, 2007

Dear Shareholder:

You are cordially invited to attend a special meeting (“Special Meeting”) of the shareholders of the Wisdom Fund, the sole series of the New Providence Investment Trust (“Trust”), to be held on January 31, 2008, at 3:00 p.m. Eastern Time, at the offices of the Trust’s administrator located at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

At the Special Meeting, you will be asked to consider and act upon the following proposals:

1. To elect three (3) Trustees of the Trust, each to hold office for an indefinite term, and until his successor is duly elected and qualified; and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Notice of Special Meeting, Proxy Statement and Proxy Card are enclosed with this letter. The Board of Trustees of the Trust recommends that you vote “For” the election of the Trustee Nominees described in the Proxy Statement. Before you vote, however, please read the Proxy Statement for a complete description of the proposals.

It is important that your shares be represented and voted at the Special Meeting, regardless of the size of your holdings. According, I urge you to vote, sign, date and return your Proxy Card in the enclosed postage-paid envelope as soon as possible, even if you plan to attend the Special Meeting. Signing the enclosed Proxy Card will not prevent you from voting in person if you attend the Special Meeting, but will assure that your vote is counted if you are unable to attend.

In order to avoid cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than January 31, 2008.

If you have any questions regarding the proxy materials, please contact the Trust at 1-800-773-3863.

Sincerely,

C. Douglas Davenport
President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO CAST YOUR VOTE AS SOON AS POSSIBLE

NEW PROVIDENCE INVESTMENT TRUST

116 South Franklin Street

Rocky Mount, North Carolina 27804

Tel (800) 773-3863 Fax (252) 972-1908

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

December 28, 2007

To the Shareholders of the New Providence Investment Trust:

Notice is hereby given that a special meeting (“Special Meeting”) of shareholders of the Wisdom Fund (“Fund”), the sole series of the New Providence Investment Trust, a Massachusetts business trust (“Trust”), will be held at the offices of The Nottingham Company, the Trust’s administrator, 116 South Franklin Street, Rocky Mount, North Carolina, 27804, at 3:00 p.m. Eastern Time, on January 31, 2008, for the following purposes:

1.    To elect three (3) Trustees of the Trust, each to hold office for an indefinite term, and until his successor is duly elected and qualified.

2.    To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The proposals are discussed in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust has fixed the close of business on December 20, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and adjournment thereof.

It is important that the enclosed Proxy Card with your vote be return promptly.

You are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting, to assure your shares are represented at the Special Meeting, please date, sign, and promptly mail the enclosed Proxy Card in the envelope provided, for which no additional postage is required if mailed in the United States. Instructions for the proper execution of the Proxy Card are set forth at the end of the Proxy Statement. In order to avoid additional expense to the Trust of further solicitation, we ask your cooperation in returning the Proxy Card promptly.

By Order of the Board of Trustees of
New Providence Investment Trust

/s/ Vason Hamrick
Vason Hamrick
Secretary

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q:	On what proposals am I being asked to vote?

A: You are being asked to approve the following proposals: (i) election of three (3) trustees of the Board of Trustees (“Board”) of the New Providence Investment Trust (“Trust”) and (ii) any other business which may come before the shareholders of the Fund.

Q.	Why am I being asked to elect three trustees?

A: The Board is currently comprised of one Trustee, Jack E. Brinson, who is not an "interested person" of the Fund (as that term is defined in the Investment Company Act of 1940) ("Independent Trustee"). Jack E. Brinson was elected trustee and Chairman of the Trust in September 1997 in accordance with the Trust’s Declaration of Trust and By-Laws and continues to serve in that capacity. Recently the Board decided it was in the best interest of the Trust to increase the number of Trustees serving on the Board to three (3) members. The Board approved the nominations of Theo H. Pitt and C. Douglas Davenport to serve as Trustees for the Fund. This means that the number of trustees on your Board would be increased from one to three members, with Mr. Brinson and Mr. Pitt serving as Independent Trustees, and Mr. Davenport serving as an “interested trustee”. While the Board can ordinarily appoint new Trustees without a shareholder vote, new Trustees cannot be appointed by the existing Trustees to fill vacancies created by retirements, resignations or an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. If the new nominees to the Board are appointed, the number of Trustees elected by the shareholders would represent fewer than two-thirds of the members of the Board. Therefore, a shareholder meeting to elect new Trustees is required. The Board decided it is appropriate for the sitting Trustee, Mr. Brinson, to also stand for election at this time. Accordingly, the Board has determined to ask shareholders to vote on the election of all three (3) trustees in accordance with applicable provisions of the Trust’s governing documents, Massachusetts law and the 1940 Act.

Q:	Who is eligible to vote?

A: Shareholders of record at the close of business on December 20, 2007 are entitled to be present and to vote at the special meeting. Each share of record of Wisdom Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the special meeting.

Q:	How do I ensure that my vote is accurately recorded?

A: You may attend the special meeting and vote in person or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the special meeting will be voted as specified. If you specify a vote for Proposal 1 or 2, your proxy will be voted as you indicate. If no vote is specified for any Proposal, your proxy will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposals, your shares will be voted FOR the Proposals.

Q:	May I revoke my proxy?

A: You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the special meeting, or by attending the special meeting and voting in person.

Q:	Who can I call with questions?

A: If you have any questions about the proxy materials or the upcoming special meeting, please contact the Trust at 1-800-773-3863.

NEW PROVIDENCE INVESTMENT TRUST

116 South Franklin Street

Rocky Mount, North Carolina 27804

Tel (800) 773-3863 Fax (252) 972-1908

__________________

PROXY STATEMENT

__________________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 31, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of the New Providence Investment Trust (“Trust”), on behalf of the Wisdom Fund (the “Fund”), for use at a special meeting of the shareholders of the Fund (the “Special Meeting”). The Special Meeting will be held at the offices of the Fund’s administrator, The Nottingham Company, located at 116 South Franklin Street, Rocky Mount, North Carolina 27804, on January 31, 2008, at 3:00 p.m. Eastern Time, and at any adjournment thereof. This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the enclosed Proxy Card(s) were first mailed to the Fund’s shareholders on or about December 28, 2007.

A Proxy Card that is properly executed and returned to the Fund prior to the Special Meeting will be voted as provided therein at the Special Meeting and at any adjournment thereof. A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Special Meeting. Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

The Board intends to bring before the Special Meeting the two proposals that are set forth in the Notice of Special Meeting of Shareholders and that are described in more detail in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of shareholders as specified on the enclosed Proxy Card. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker submits a proxy card with respect to shares of the Fund held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner and does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.

A quorum for the transaction of any business at the Special Meeting is constituted by the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote at the Special Meeting representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote at the Special Meeting. As noted above, for purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present at the Special Meeting for purposes of a quorum.

In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the Special Meeting without notice, except announcement at the Special Meeting (or any adjournment thereof); provided, that no adjournment will be for a period exceeding 120 days after the record date.

In the event an adjournment is proposed because a quorum is not present, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 1 in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 1, against any such adjournment. In the event a quorum is present but sufficient votes to approve Proposal 2 are not received, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 2 in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 2, against any such adjournment. The persons named as proxies shall also vote all “broker non-votes” and abstentions in favor of an adjournment to the extent permitted under applicable law.

In addition to soliciting proxies by mail, officers or employees of the Fund may solicit proxies by telephone, telegraph or in person, without special compensation. The Trust may retain at its expense a proxy solicitor who would be paid usual and customary fees to assist in the solicitation of proxies.

Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or by telephone by using the website or telephone number shown on the instruction form received from your broker or bank.

Only shareholders of record in the Fund at the close of business on December 20, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. Each shareholder of record in the Fund on the Record Date is entitled to one vote for each share held in the Fund. There is no provision for cumulative voting. On the Record Date, 395,497.543 shares of the Institutional Class, 946,232.851 shares of Class B, 563,931.254 shares of Class C, and 477,287.210 shares of the Investor Class shares of the Fund were issued and outstanding.

The Fund’s investment adviser is Atlanta Investment Counsel, LLC (the “Adviser”) with an address at 4161 Harris Trail, NW, Atlanta, Georgia 30327. The Fund’s principal underwriter is Capital Investment Group, Inc. with an address at 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27804. The Fund’s administrator is The Nottingham Company with an address at 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27804. The cost of solicitation of proxies will be paid by the Trust.

As of December 20, 2007, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Fund:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
INSTITUTIONAL CLASS SHARES
John M. Templeton, Jr. 601 Pembroke Road Bryn Mawr, PA 19010	163,375.851 shares	41.31%*
John Ezra Irrevocable Trust Gail J. Zimmerman, Trustee 2361 Trojan Drive Casper, WY 82609	137,063.193 shares	34.66%*
John K. Donaldson 750 Park Ave NE 37 SW Atlanta GA 30326	23,269.888 shares	5.88%
Gail Zimmerman Revocable Trust DTD 11/14/1991 2361 Trojan Drive Casper, WY 82609	20,286.951 shares	5.86%
CLASS B SHARES
None
CLASS C SHARES
None

INVESTOR CLASS SHARES
NFS LLC FMT CO CUST IRA Rollover FBO Josephine Joan Templeton 601 Pembroke Road Bryn Mawr, PA 19010	31,274.713 shares	6.55%

*     Pursuant to applicable SEC regulations, these shareholders are deemed to control the Fund. Additionally, Mr. Templeton is a control person of the Adviser by ownership; and the John Ezra Irrevocable Trust is a Trust established in the state of Wyoming.

At the Meeting, shareholders will be asked to consider and vote upon the following proposals:

1.   To elect three (3) Trustees of the Trust, each to hold office for an indefinite term, and until his or her successor is duly elected and qualified.

2.   To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

PROPOSAL ONE:

ELECTION OF TRUSTEES

The By-Laws of the Trust provide that the number of trustees on the Board shall be such number as shall be fixed from time to time by a vote adopted by a majority of the then Trustees. The Board currently consists of one trustee (Jack E. Brinson), who serves until the next meeting of shareholders called for the purpose electing Trustees and the election and qualification of his successor. Mr. Brinson has served as trustee of the Trust since its inception in 1997 and was previously elected by the Fund’s shareholders. Mr. Brinson is not an “interested person” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) and is an Independent Trustee (“Independent Trustee”).

On September 25, 2007, the Board determined it was the best interest of the Trust to increase the number of trustees on the Board from one (1) to three (3) and voted to approve and to recommend to the shareholders that they elect three Trustees (the “Nominees”) to the Board: Mr. Brinson, Mr. Pitt and Mr. Davenport. The Board has nominated each of the nominees for election as trustees, each to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is duly elected and qualified. The Trust’s Nominating Committee (as described below) also recommended and approved those Nominees who are nominated to serve as Independent Trustees: Mr. Brinson and Mr. Pitt. Each of the Nominees has consented to his nomination and has agreed to serve if elected. Information regarding each of the Nominees appears in the table below.

If the shareholders fail to elect all of the Nominees, then Board will consider alternative nominations. If for any reason, any nominee should not be available for election or able to serve as a trustee, the proxies will exercise their voting power in favor of such substitute nominees, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee. Each nominee who receives the affirmative vote of a majority of all votes cast at the Meeting will be elected so long as a quorum is present.

The Board supervises the operations of the Trust according to applicable state and federal law, and is responsible for the overall management of the Trust's business affairs. The trustees appoint the officers of the Trust who carry out the day-to-day operations of the Fund. The following table lists the current Trustee and executive officers of the Trust and the Nominees. Nominees who are an “interested person” of the Trust, as defined by the Investment Company Act of 1940, is set forth separately and referred to as “Interested Trustees.”

Name and Address	Position with Trust, Term of Office and Tenure	Number of Fund in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Current Independent Trustee
Jack E. Brinson Age: 75 116 S. Franklin Street Rocky Mount, North Carolina 27804	Trustee since 1997	1	Mr. Brinson has been retired since January 2000; Previously, he was President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).

Mr. Brinson is an Independent Trustee of the Gardner Lewis Investment Trust for the three series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; The Nottingham Investment Trust II for the six series of that trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies)

Current Principal Executive Officer and Other Officers
C. Douglas Davenport, Age: 56 Atlanta Investment Counsel, LLC 4161 Harris Trail, NW Atlanta, GA 30327	President, Treasurer, Principal Executive Officer, and Principal Financial Officer since 2003 and Chief Compliance Officer since 2004	N/A	Mr. Davenport has been President of Atlanta Investment Counsel, LLC (Adviser of the Fund) since 1998.	N/A

Vason Hamrick, 30, 116 S. Franklin Street, Rocky Mount, North Carolina 27804,	Secretary and Assistant Treasurer since 2007	N/A	Mr. Hamrick has served as Corporate Counsel to The Nottingham Company since 2004.	N/A
Jacob S. Brown, Age: 30, 116 S. Franklin Street, Rocky Mount, North Carolina 27804,	Assistant Treasurer since 2007	N/A	Mr. Brown has served as Financial Reporting Manager since 2007; previously he served as Senior Accountant in Financial Reporting from 2005 to 2007 and a Fund Accountant from 2003 to 2005.	N/A
Nominees for Independent Trustee
Jack E. Brinson Age: 75 116 S. Franklin Street Rocky Mount, North Carolina 27804	Trustee since 1997	1	Mr. Brinson has been retired since January 2000; Previously, he was President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).

Mr. Brinson is an Independent Trustee of the Gardner Lewis Investment Trust for the three series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; The Nottingham Investment Trust II for the six series of that trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies)

Theo H. Pitt, Jr., Age: 70 116 S. Franklin Street Rocky Mount, North Carolina 27804	Trustee Nominee	N/A

Mr. Pitt has been Senior Partner of Community Financial Institutions Consulting since 1997 and Account Administrator of Holden Wealth Management Group of Wachovia Securities (money management firm) since September, 2003.

Mr. Pitt is an Independent Trustee of the Gardner Lewis Investment Trust for the three series of that trust; Hillman Capital Management Investment for the two series of that Trust; Tilson Investment Trust for the two series of that trust, , and NCM Capital Investment Trust for the one series of that trust (all registered investment companies)

Nominee for Interested Trustee*
C. Douglas Davenport, Age: 56 Atlanta Investment Counsel, LLC 4161 Harris Trail, NW Atlanta, GA 30327	Trustee Nominee, President, Treasurer, Principal Executive Officer, and Principal Financial Officer since 2003 and Chief Compliance Officer since 2004	N/A	Mr. Davenport has been President of Atlanta Investment Counsel, LLC (Adviser of the Fund) since 1998.	N/A

* Basis for Interestedness: Should the Fund’s shareholders elect Mr. Davenport, he will be considered an Interested Trustee because he is the President of Atlanta Investment Counsel, LLC, the investment advisor of the Fund.

Information Concerning the Meetings of Trustees and Standing Board Committee:

The Board met five (5) times during the fiscal year ended March 31, 2007, three regularly scheduled quarterly meetings, one special board meeting, and a regularly scheduled annual meeting. Mr. Brinson attended all of the Board meetings in the fiscal year ended March 31, 2007.

The Board has established the following standing committees:

Audit Committee: The Independent Trustee is the current member of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter (a copy of which has been attached hereto as Exhibit A) and meets periodically as necessary. The Audit Committee met three times during the fiscal year ended March 31, 2007.

Nominating Committee: The Independent Trustee is the current member of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee does not have a charter, and has not established minimum qualifications for nominees. The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustee is the current member of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Trustees or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the particular Fund's shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the Fund, the Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Trustees as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustee is the current member of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

OWNERSHIP IN FUND'S AFFILIATES: None of the trustees who are independent, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Trust's underwriters or any affiliate of the Adviser or underwriters.

TRUSTEES' OWNERSHIP OF FUND’S SHARES: The following table shows each Trustee's and nominee’s beneficial ownership of shares of the Fund. Information is provided as of December 20, 2007.

Name of BeneficialOwner	Amount and Nature of Beneficial Ownership	Percent of Class
Jack E. Brinson, Trustee and Nominee	-0-	0%

Theo H. Pitt, Nominee	-0-	0%
C. Douglas Davenport, Nominee	-0-	0%
All Trustees and Executive Officer(s) as a Group	-0-	0%

TRUSTEE COMPENSATION: Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust or the Adviser will receive no salary or fees from the Trust. The Chief Compliance Officer receives compensation from the Trust pursuant to terms approved by the Trustees. Through December 31, 2007, Trustees that are not interested persons of the Trust receive $2000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. Beginning January 1, 2008, Trustees that are not interested persons of the Trust will receive $4000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust reimburses each Trustee and Officer of the Trust for his or her travel and other expenses relating to attendance at such meetings. The table below reflects the amount of compensation received by each Trustee for the fiscal year ended May 31, 2007.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Jack E. Brinson, Chairman and Independent Trustee	$3,250	None	None	$3,250

OTHER BOARD MATTERS:

Code of Ethics. The Trust and the Adviser have each adopted a code of ethics, under Rule 17j-1 of the 1940 Act, that permit their respective personnel to invest in securities that may be purchased or held by the Fund.

Annual Meeting of the Shareholders. The Trust does not hold annual meetings of the shareholders.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL THE NOMINEES.

PROPOSAL TWO:

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

The Board does not intend to present any other business at the special meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

GENERAL INFORMATION

OWNERSHIP OF SHARES

According to information filed with the Securities and Exchange Commission (“SEC”), the persons shown on Page 8 to this Proxy Statement were the beneficial owners of more than 5% of each of the Fund’s outstanding shares as of December 20, 2007.

As of the Record Date, the trustees and officers of the Trust, as a group, beneficially owned (i.e., had direct or indirect voting and/or investment power) none of the then outstanding shares of any class of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At a meeting of the Board of Trustees held on July 24, 2007, the Audit Committee recommended, and the Board, including a majority of the non-interested Trustees, approved the selection of Briggs, Bunting & Dougherty LLP (“BB&D”) to act as independent registered public accountants to the Trust for the fiscal year ending May 31, 2008. BB&D also served as the independent registered public accountants to the Trust for the fiscal years ended May 31, 2007 and May 31, 2006. No representatives from BB&D will attend the Special Meeting.

During the fiscal year ended May 31, 2007, the Trust did not consult with BB&D regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Trust that BB&D concluded was an important factor considered by the Trust in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-

K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to BB&D:

Fiscal Year Ended:	2007	2006
Audit Fees (1)	$13,500	$13,500
Audit-Related Fees (2)	$0	$0
Tax Fees (3)	$2,000	$1,500
All Other Fees (4)	$0	$0

(1)

These fees are related to professional services rendered in connection with the annual audit of the Trust’s annual financial statements and for services normally provided by the Trust’s independent registered public accountant in connection with the Trust’s statutory and regulatory filings.

(2)

These fees are for assurance and related professional services that are reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under the heading above entitled “Audit Fees.”

(3)

These fees are related to professional services rendered for tax compliance, tax advice and tax planning. Services include completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(4)	These fees related to professional services rendered other than for the services described under the headings “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above.

All audit, audit-related, tax and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BB&D was compatible with the maintenance of the independence of BB&D in the conduct of its auditing functions. The Audit Committee’s policies provide that the Audit Committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the independent auditors to the Trust; and when appropriate, evaluate and pre-approve any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operation and financial reporting of the Trust. There were no services described under the headings “Audit-Related Fees”, “Tax Fees” or “All Other Fees” above that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate non-audit fees billed by BB&D to the Trust for services rendered during the fiscal year ended May 31, 2006 and May 31, 2007 were $1,500 and $2,000, respectively. There were no non-audit fees billed by BB&D for non-audit services rendered to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the Trust’s investment adviser during fiscal years ended May 31, 2006 or May 31, 2007.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholder Proposals. As a Massachusetts business trust, the Trust does not intend to, and is not required to, hold annual meetings of shareholders except under certain limited circumstances. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at 116 S. Franklin Street, Rocky Mount, North Carolina 27804. Shareholder proposals submitted for inclusion in a proxy statement and form of proxy for the Trust's next annual meeting (or special meeting in lieu thereof) must be submitted within a reasonable time before the Trust begins to print and mail its proxy materials. Notice of a shareholder proposal submitted outside the processes of SEC Rule 14a-8 will be considered untimely if not received within a reasonable time before the Trust mails its proxy materials for the current year.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders who wish to communicate with the Board or individual trustees should write to the Board or the particular trustee in care of the Fund, at the offices of the Trust. All communications will be forwarded directly to the Board or the individual trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring trustees to attend shareholder meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's executive officers and trustees, and persons who beneficially own more than ten percent of each Fund’s shares, to file reports of initial ownership and changes in ownership with the SEC and the Fund. To the Trust’s knowledge, based solely upon review of the copies of such reports furnished to the Trust, all Section 16(a) filing requirements applicable to its trustees, officers and greater than ten percent owners were complied with during the fiscal year ended May 31, 2007.

REPORTS TO SHAREHOLDERS

The Annual Report of the Fund for the fiscal year ended May 31, 2007, including audited financial statements, and the Semi-Annual Report for the Fund for the period ended November 30, 2006, were mailed to shareholders of record on or about July 30, 2007, and January 29, 2007, respectively. Copies of the Fund’s Annual and most recent Semi-Annual Reports may be obtained, without charge, by writing to the Fund’s secretary at the Wisdom Fund, 116 South Franklin Street, Rocky Mount, North Carolina 27804 or by calling the Fund toll-free at 1-800-773-3863 .

PROXY DELIVERY

The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received contrary instructions from the shareholders. By calling or writing the Fund, a shareholder my request a separate copy of the proxy statement, may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. For such requests, write the Fund at Wisdom Fund, 116 South Franklin Street, Rocky Mount, North Carolina 27804 or call the Fund at 1-800-773-3863.

VOTING INFORMATION

VOTING RIGHTS

Shareholders of record on the Record Date are entitled to be present and to vote at the special meeting. Each share or fractional share is entitled to one vote or fraction thereof on all matters submitted to shareholders at the special meeting. The Fund has four classes of common stock, each with a par value of $0.01 per share. On the Record Date, there were 395,497.543 shares of the Institutional Class, 946,232.851 shares of Class B, 563,931.254 shares of Class C, and 477,287.210 shares of the Investor Class outstanding.

If the enclosed proxy card is properly executed and returned in time to be voted at the special meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If you specify a vote on any Proposal, your proxy will be voted as you indicated, and any Proposal for which no vote is specified will be voted FOR that Proposal. If no instructions are marked on the proxy card, the proxy will be voted FOR each proposal. Any shareholder giving a proxy has the power to revoke it prior to its exercise by submitting a letter of revocation or a later dated proxy card to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement.

In tallying shareholder vote, abstentions and “broker non-votes” (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee returns the proxy but declines to vote on a particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum but which have not been voted. Accordingly, abstentions and broker non-votes will be effectively a vote against Proposals 1and 2.

QUORUM; ADJOURNMENT

A quorum is constituted by the presence in person or by proxy of the holders of more than half of the total combined net asset value of all Shares issued and outstanding and entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. The persons named as proxies will vote abstentions and “broker non-votes” in favor of an adjournment to the extent permitted under applicable law. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

SHAREHOLDER VOTE REQUIRED

Proposal 1 requires the vote of a plurality of the votes cast at the meeting. The three nominees receiving the highest number of affirmative votes cast at the meeting will be elected so long as a quorum is present. In the event that a quorum is present at the Meeting but sufficient votes in favor of any one of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote by a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that are required to be voted in favor of any one of proposals 1 or 2. They will vote against such adjournment those proxies required to be voted against all of the proposals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

NEW PROVIDENCE INVESTMENT TRUST

   Audit Committee Charter

Composition, Purposes and Powers

1.

The Audit Committee (the “Committee”) of the New Providence Investment Trust (the “Trust”) shall be composed entirely of independent trustees of the Board of Trustees (“Board”) and may be comprised of one or more such independent trustees.

2.	The purposes of the Committee’s audit function are:
A.	to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;
B.	to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and
C.	to act as a liaison between the Trust’s independent auditors and the full Board.

The function of the Committee in this capacity is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.	To carry out its purposes in its audit capacity, the Committee shall have the following duties and powers:
A.

to approve and recommend to the full Board and to the independent trustees for their ratification, the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Trust’s investment adviser, or any entity controlling, controlled by , or under common control with the investment adviser that provides ongoing services to the Trust, that are non-compatible with the auditor’s independence, and to receive the auditors’ specific representations as to their independence;

B.

to meet with the Trust’s independent auditors, including meetings outside the presence of management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), (iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto, and (iv) to review the form opinion the auditors propose to render to the Board and shareholders;

C.	to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;
D.	to review the services performed and the fees charged by the auditors for audit and non-audit services;
E.	to investigate improprieties or suspected improprieties and Trust operations;
F.	to pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the independent auditors to the Trust;
G.

to pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and

H.	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers, Responsibilities and Methods of Operation

1.

The Committee shall have all the powers necessary for the Trust to comply with applicable securities laws and regulations and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign to the Committee.

2.

The Committee shall meet at such times and places as the Committee or Board may, from time to time, determine. The Committee shall normally meet at least twice yearly (in each case prior to the meeting of the full Board), and is empowered to hold special meetings as circumstances require. The act of a majority of the members of the Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Committee.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Trust counsel and to retain experts at the expense of the Trust.

4.	The Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.

5.	The Committee shall review this Charter as needed and recommend any changes to the full Board.

This amended and restated Charter was adopted on 4-30-03.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.           Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.           Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.           Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

NEW PROVIDENCE INVESTMENT TRUST

116 S. Franklin Street

Rocky Mount, North Carolina 27804

Proxy for the Special Meeting of Shareholders of

the New Providence Investment Trust – January 31, 2008

Solicited on behalf of the Board of Trustees

By signing below, the undersigned revokes all prior proxies (if any) and hereby appoints A. Vason Hamrick and Jacob S. Brown, and each of them, with full power of substitution and revocation, as proxies to vote, as specified below, all shares of common stock of the New Providence Investment Trust (the “Trust”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust, to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina, 27804, on January 31, 2008 at 3:00 p.m. Eastern Standard Time, and at any adjournment or postponement of the meeting.

The Board of Trustees recommends a vote FOR the proposal set forth below, and unless instructions to the contrary are indicated in the space provided below, this proxy will be voted FOR the proposal set forth below.

Please date, sign and return this proxy promptly. If you plan to attend the meeting, please indicate in the space so provided on the reverse side.

[ X ]	Please mark your votes as in this example.
1.	Approval by the New Providence Investment Trust of the election of the following three (3) nominees for trustee: Jack E. Brinson, Theo H. Pitt, and C. Douglas Davenport.
[ ]	FOR the election of all of the nominees listed above
[ ]	WITHHOLD AUTHORITY to vote for all of the nominees listed above
[ ]	WITHHOLD AUTHORITY to vote for individual nominee(s). Write name(s) immediately below:

2.

The proxies named herein are authorized to act and vote in the proxy’s discretion on any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. At this time, the persons making this solicitation know of no other matters to be presented at the Special Meeting.

IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE

Please return this card in the self-addressed envelope provided.

[NAME AND ADDRESS LABEL TO BE INCLUDED HERE]

[ ]	MARK HERE FOR ADDRESS CHANGE [ ] MARK HERE IF YOU PLAN TO
AND NOTE AT LOWER RIGHT	ATTEND THE MEETING

If you attend the meeting, you will be accompanied by _________________________.

Shareholder	____________________	Dated __________
Signature(s): ____________________	Dated:__________
______________________________	Dated:__________

Please sign exactly as name appears on this Proxy. If your shares are jointly owned, each of the joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If signing in the name of a corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory.

Address change: _____________________________________________